UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): November 13, 2012

CEREPLAST, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-34689	91-2154289
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 N. Continental, Suite 100, El Segundo California 90245

(Address of principal executive offices) (Zip Code)

310-615-1900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Effective November 13, 2012, the Company entered into amendments (the “Amendments”) dated November 8, 2012 to the Note Purchase Agreement with Hanover Holdings I, LLC, the (The “NPA”) and the Exchange Agreement with Magna Group, LLC, (the “Exchange Agreement”). Pursuant to the Amendments, the Company may issue upon conversion of the Notes issuable under the Exchange Agreement and the NPA, in the aggregate, no more than 19.99% of the common stock of the Company outstanding on the date of the Exchange Agreement and the NPA, unless its shareholders shall have approved the transactions contemplated by the NPA and the Exchange Agreement.

Item 9.01 Financial Statements and Exhibits.

(d) The following exhibits are filed with this report:

Exhibit Number	Description
10.1	First Amendment to Note Purchase Agreement dated November 8, 2012 by and between Cereplast, Inc. and Hanover Holdings I, LLC.

10.2	First Amendment to Exchange Agreement dated November 8, 2012 by and between Cereplast, Inc. and Magna Group, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: November 15, 2012

CEREPLAST, INC.

/s/ Frederic Scheer
Frederic Scheer
Chief Executive Officer